Consolidated statements of comprehensive income - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated statements of comprehensive income
Net profit (loss) for the year	€ 6,695	€ (2,153)	€ 13,145
Items that are or may be reclassified subsequently to profit or loss
Exchange differences on translation of foreign operations	1,255	(1,427)	1,565
Items that will not be reclassified to profit or loss
Fair value adjustment through OCI - Equity instruments	(331)	(92)	(3,443)
Other comprehensive loss, net of taxes	924	(1,519)	(1,878)
Total comprehensive income/(loss), net of taxes	7,619	(3,672)	11,267
Total comprehensive (loss)/ income attributable to:
The owners of the parent	7,644	(3,643)	11,276
Non-controlling interest	€ (25)	€ (29)	€ (9)